T. Rowe Price Institutional Emerging Markets Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

The Board of Directors of the T. Rowe Price Institutional Emerging Markets Bond Fund (the “Acquired Fund”) has approved a plan of reorganization pursuant to which the Acquired Fund will transfer substantially all of its assets and liabilities to the T. Rowe Price Emerging Markets Bond Fund (the “Acquiring Fund”) in exchange for I Class shares of equal value of the Acquiring Fund on or about September 27, 2024 (the “Reorganization”). The Reorganization does not require approval by the Acquired Fund’s shareholders.

The Reorganization will be structured as a tax-free exchange for shareholders of the Acquired Fund. In connection with the Reorganization, the I Class shares of the Acquiring Fund received in the exchange will be distributed to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund.

The Acquired Fund and Acquiring Fund have identical investment objectives and investment programs, the same portfolio manager, and relatively similar performance, with differences primarily due to different inception dates, fee structures, and cash flows. The Reorganization is expected to reduce inefficiencies and allow for potentially greater economies of scale. Accordingly, the Boards of Directors of the Acquired Fund and Acquiring Fund have determined that participation in the transaction (i) is in the best interest of both funds’ shareholders; and (ii) will not result in dilution of the interests of existing shareholders.

The Reorganization is not expected to be a taxable event but redeeming or exchanging shares of the Acquired Fund prior to the Reorganization may be a taxable event depending on your individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement that is expected to begin mailing in early August 2024.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In anticipation of the Reorganization, the Acquired Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders at the close of the New York Stock Exchange on September 24, 2024.

In the Acquired Fund’s Summary Prospectus and Section 1 of the Acquired Fund’s Prospectus, the disclosure under “Purchase and Sale of Fund Shares” is supplemented as follows:

Effective at the close of the New York Stock Exchange on September 24, 2024, the fund will no longer be available for purchase, subject to certain exceptions.

In addition, Section 2 of the Acquired Fund’s Prospectus is supplemented as follows:

Subject to certain exceptions, the fund will no longer accept new accounts or purchases of additional shares from existing shareholders (other than shares purchased through the reinvestment of dividends) after the close of the New York Stock Exchange (normally 4 p.m. ET) on September 24, 2024. Shareholders may still redeem shares at any time up until the reorganization is completed on or around September 27, 2024. The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is May 9, 2024.

E163-041 5/9/24